Exhibit (g) (2)

AMENDMENT

AMENDMENT made as of June 6, 2005 to that certain Custody Agreement dated as of November 7, 2002 between each Fund listed on the attached Schedule A thereto, including any series thereof (the “Fund”) and The Bank of New York (“Custodian”) (such Global Custody Agreement hereinafter referred to as the “Custody Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain funds and or series thereof as parties to the Custody Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.           Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.	Each party represents to the other that this Amendment has been duly executed.

3.           This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.           This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON
SCHEDULE A HERETO

By: Robert F. Gunia
Title: Vice President

THE BANK OF NEW YORK

By: James E. Hillman
Title: Managing Director

Exhibit (g)(2)BNY Amendment dated 6-6-05 to Agreement dated 11-7-02

20.731

EXHIBIT I

SCHEDULE A

To The Custody Agreement

PART I	Date of First Service

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Allocation Fund	January 6, 2002
Strategic Partners Growth Allocation Fund	January 6, 2002
Strategic Partners Conservative Allocation Fund	January 6, 2002

Strategic Partners Opportunity Funds
Jennison Select Growth Fund	December 9, 2002
Dryden Strategic Value Fund	December 9, 2002
Strategic Partners New Era Growth Fund	December 9, 2002
SP Mid-Cap Value Fund	December 9, 2002

Strategic Partners Style Specific Funds
Jennison Conservative Growth Fund	November 18, 2002
Strategic Partners Large Capitalization Value Fund	November 18, 2002
Strategic Partners Small Capitalization Growth Fund	December 9, 2002
Strategic Partners Small Capitalization Value Fund	November 18, 2002
Strategic Partners Total Return Bond Fund	December 23, 2002

Target Portfolio Trust
Target U.S Government Money Market Portfolio	December 23, 2002
Target Intermediate Term Bond Portfolio	December 23, 2002
Target International Bond Portfolio	December 23, 2002
Target International Equity Portfolio	December 23, 2002
Target Large Capitalization Growth Portfolio	November 18, 2002
Target Large Capitalization Value Portfolio	November 18, 2002
Target Mortgage Backed Securities Portfolio	December 23, 2002
Target Small Capitalization Growth Portfolio	December 9, 2002
Target Small Capitalization Value Portfolio	November 18, 2002
Target Total Return Bond Portfolio	December 23, 2002

PART II	Date of First Service

Dryden Core Investment Fund-Taxable Money Market Series	June 6, 2005
Dryden Global Total Return Fund, Inc.	June 6, 2005
Dryden Government Securities Trust - Money Market Series	June 6, 2005
Dryden Municipal Bond Fund - Insured Series	June 6, 2005
Dryden Municipal Bond Fund - High Income Series	June 6, 2005

Exhibit (g)(2)BNY Amendment dated 6-6-05 to Agreement dated 11-7-02

20.731

Dryden Short-Term Bond Fund, Inc. - Dryden Short-Term Corporate Bond Fund	June 6, 2005
Dryden Short-Term Bond Fund, Inc. - Dryden Ultra Short Bond Fund	June 6, 2005
MoneyMart Assets, Inc.	June 6, 2005
Prudential Institutional Liquidity Portfolio, Inc. - Institutional Money Market Series	June 6, 2005
Prudential World Fund, Inc. - Dryden International Equity Fund	June 6, 2005
Prudential World Fund, Inc. - Jennison Global Growth Fund	June 6, 2005
The High Yield Income Fund, Inc.	June 6, 2005
The Prudential Investment Portfolios, Inc. - Dryden Active Allocation Fund	June 6, 2005

Dryden Small-Cap Core Equity Fund, Inc.	June 27, 2005
Dryden Tax-Managed Funds - Dryden Large Cap Core Equity Fund	June 27, 2005
Dryden Index Series Fund - Dryden Stock Index Fund	June 27, 2005
Jennison 20/20 Focus Fund	June 27, 2005
Jennison Natural Resources Fund, Inc.	June 27, 2005
Jennison Sector Funds, Inc. - Jennison Financial Services Fund	June 27, 2005
Jennison Sector Funds, Inc. - Jennison Health Sciences Fund	June 27, 2005
Jennison Sector Funds, Inc. - Jennison Technology Fund	June 27, 2005
Jennison Sector Funds, Inc. - Jennison Utility Fund	June 27, 2005
Jennison Small Company Fund, Inc.	June 27, 2005
Jennison U.S. Emerging Growth Fund, Inc.	June 27, 2005
Jennison Value Fund	June 27, 2005
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund	June 27, 2005
The Prudential Investment Portfolios, Inc. - Jennison Growth Fund	June 27, 2005

Dryden Total Return Bond Fund, Inc.	July 25, 2005
Dryden Government Income Fund, Inc.	July 25, 2005
The Prudential Series Fund, Inc. - Diversified Bond Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Government Income Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - High Yield Bond Portfolio	July 25, 2005

Dryden High Yield Fund, Inc.	July 25, 2005
The Prudential Series Fund, Inc. - Conservative Balanced Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Flexible Managed Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Global Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Jennison 20/20 Focus Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Jennison Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Natural Resources Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Small Capitalization Stock Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging Growth Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Stock Index Portfolio	July 25, 2005
The Prudential Series Fund, Inc. - Value Portfolio	July 25, 2005
Prudential's Gibraltar Fund, Inc.	July 25, 2005
The Prudential Investment Portfolios, Inc. -	July 25, 2005
JennisonDryden Asset Allocation Funds - JennisonDryden Conservative Allocation Fund	July 25, 2005
JennisonDryden Asset Allocation Funds - Jennison Dryden Growth Allocation Fund	July 25, 2005
JennisonDryden Asset Allocation Funds - JennisonDryden Moderate Allocation Fund	July 25, 2005

Cash Accumulation Trust - Liquid Assets Fund	September 12, 2005
Cash Accumulation Trust - National Money Market Fund	September 12, 2005
Dryden California Municipal Fund - California Income Series	September 12, 2005
Dryden California Municipal Fund - California Series	September 12, 2005
Dryden Municipal Series Fund - Florida Series	September 12, 2005
Dryden Municipal Series Fund - New Jersey Series	September 12, 2005
Dryden Municipal Series Fund - New York Series	September 12, 2005
Dryden Municipal Series Fund - Pennsylvania Series	September 12, 2005
Dryden National Municipals Fund, Inc.	September 12, 2005
The Prudential Series Fund, Inc. - Money Market Portfolio	September 12, 2005
The Prudential Series Fund, Inc. - SP Aggressive Growth Asset Allocation Portfolio	September 12, 2005
The Prudential Series Fund, Inc. - SP Balanced Asset Allocation Portfolio	September 12, 2005
The Prudential Series Fund, Inc. - SP Conservative Asset Allocation Portfolio	September 12, 2005
The Prudential Series Fund, Inc. - SP Growth Asset Allocation Portfolio	September 12, 2005
Jennison Blend Fund, Inc.	September 12, 2005

L:\MFApps\CLUSTER-GENERAL\Bible\Custody\BNY Amendment dated 6-6-05 to Agreement dated 11-7-02.doc